Exhibit 99.1

For Immediate Release

Contact:

Gary J. Fuges, CFA

ValueClick, Inc.

818.575.4677

Fred Krupica, CFO

Fastclick, Inc.

805.568.5334 ext. 178

VALUECLICK COMMENCES EXCHANGE OFFER

FOR SHARES OF FASTCLICK

Fastclick’s Board Has Unanimously Recommended

That Fastclick’s Stockholders Accept ValueClick’s Offer

WESTLAKE VILLAGE and SANTA BARBARA, Calif. — Aug. 24, 2005 — ValueClick, Inc. (Nasdaq: VCLK) and Fastclick, Inc. (Nasdaq: FSTC) jointly announced today that, pursuant to their previously announced merger agreement, ValueClick has commenced an exchange offer for all of the outstanding shares of Fastclick common stock. Subject to the terms and conditions of the offer, Fastclick stockholders will receive 0.7928 of a share of ValueClick common stock (including the associated preferred share purchase rights) for each share of Fastclick common stock tendered. The exchange offer, if consummated, will be followed by a merger for the same consideration to Fastclick stockholders as offered in the exchange offer.

The exchange offer is scheduled to expire at midnight, New York City time, on Thursday, September 22, 2005, unless the offer is extended subject to applicable law and the terms of the merger agreement. The terms and conditions of the offer are described in offer documents being mailed to Fastclick stockholders and filed with the U.S. Securities and Exchange Commission (SEC). Consummation of the transaction is subject to the condition that there be validly tendered, and not withdrawn, at least 66.7 percent of the fully diluted shares of Fastclick common stock, receipt of certain regulatory approvals and other customary conditions and termination provisions.

The Board of Directors of Fastclick has unanimously recommended that Fastclick stockholders tender their Fastclick shares in the offer. A more detailed description of this recommendation can be found in the Solicitation/Recommendation Statement on Schedule 14D-9 that Fastclick filed with the SEC today.

Certain of Fastclick’s management and significant stockholders entered into lock-up agreements with the lead underwriters in Fastclick’s initial public offering that may place restrictions on their ability to tender their shares in the exchange offer. In connection with the execution of the merger agreement, a founder of Fastclick, Fastclick’s chief executive officer and Fastclick’s major stockholders, who in the aggregate hold approximately 58 percent of the outstanding shares of Fastclick common stock and approximately 56 percent of the fully diluted shares of Fastclick common stock, have entered into agreements with ValueClick pursuant to which they will be required to tender their shares in the exchange offer, subject to certain conditions, once the underwriters’ lock-ups have been waived or have expired. The underwriters’ lock-ups expire by their terms at 11:59 pm Pacific Time on September 27, 2005 unless the underwriters provide an earlier waiver of the lock-ups.

Fastclick stockholders are urged to carefully read the offer documents and Fastclick’s Solicitation/Recommendation Statement. Copies of these documents may be obtained at no charge from the website maintained by the SEC at www.sec.gov. Copies of the offer documents may also be obtained at no charge from D.F. King & Co., Inc., the Information Agent for the offer, at (212) 269-5550 for banks and brokerage firms and (800) 488-8075 for all others.

About ValueClick

ValueClick, Inc. (Nasdaq: VCLK) is the single-source provider of media, technology and related services that enable advertisers, agencies and publishers to reach consumers in all major online marketing channels, through three business units:

•                  ValueClick Media (http://media.valueclick.com) provides brand advertising and direct marketing solutions for advertisers, agencies and publishers. Through its ValueClick Brand, ValueClick Direct, ValueClick Search, and Web Clients groups, ValueClick Media offers marketers a wide range of distribution methods, including web-based advertising, co-registration, pay-per-click search, and a variety of email marketing options.

ValueClick Media also includes PriceRunner.com (www.pricerunner.com), a leading global provider of online comparison-shopping services.

•                  Commission Junction (www.cj.com) provides advanced performance marketing solutions that help marketers increase online leads and sales. By facilitating strategic relationships between advertisers and publishers, Commission Junction leverages its proven expertise in affiliate marketing and search marketing to drive measurable results for its clients.

•                  Mediaplex (www.mediaplex.com) provides technology and services that help advertisers, agencies and publishers manage their online advertising and permission-based email campaigns. Additionally, Mediaplex provides the AdVault suite of software and services that help advertising agencies and other companies operate their businesses more efficiently, through effective agency management, media management, and content management solutions.

For more information, please visit www.valueclick.com.

ValueClick Safe Harbor Statement

This release contains forward-looking statements that involve risks and uncertainties, including, but not limited to, ValueClick’s ability to complete the merger and successfully integrate the two companies, trends in online advertising spending and estimates of future online performance-based advertising. Actual results may differ materially from the results predicted, and reported results should not be considered an indication of future performance. Important factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements are detailed under “Risk Factors” and elsewhere in filings with the Securities and Exchange Commission made from time to time by ValueClick, including its Annual Report on Form 10-K filed on March 31, 2005, recent quarterly reports on Form 10-Q, current reports on Form 8-K and registration statement on Form S-4 filed today. Other factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements include, but are not limited to, the risk that market demand for online advertising, and performance-based online advertising in particular, will not grow as rapidly as predicted. Any forward-looking statements speak only as of the date hereof and ValueClick undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

About Fastclick

Fastclick (Nasdaq: FSTC) is a leader in online direct response marketing services, providing optimization ad-delivery technology and services designed to maximize advertisers’ return on investment. The Fastclick Ad Network delivers targeted advertising and reached over 72 percent of unique U.S. Internet users in March 2005 (comScore Media Metrix) through a network of more than 9,000 third-party websites. For more information about Fastclick, visit www.fastclick.com.

Fastclick Safe Harbor Statement

This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements related tothe consideration to be received in the offer and merger, the expiration of the offer and the tender of certain Fastclick shares by certain Fastclick stockholders pursuant to agreements with ValueClick. Factors that could cause actual results to differ materially from these forward-looking statements include ValueClick’s ability to complete the merger and successfully integrate the two companies, anticipated growth in the Internet advertising market, Fastclick’s ability to effectively market and sell its products and services, its ability to expand its operations, increases in costs, disruptions to information technology systems, unpredictable events and circumstances relating to increased competition, government regulatory action and general economic conditions. Please refer to Fastclick’s reports and filings with the Securities and Exchange Commission, including Fastclick’s Registration Statement on Form S-1 related to its initial public offering and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2005 and June 30, 2005, for a further discussion of these risks and uncertainties. Fastclick also cautions you not to place undue reliance on forward-looking statements, which speak only as of the date they are made. Any forward-looking statements speak only as of the date hereof and Fastclick undertakes no obligation to update publicly any forward-looking statements to reflect new information, events or circumstances after the date they were made or to reflect the occurrence of unanticipated events.

Additional Information

A registration statement relating to the ValueClick common stock being offered has been filed today with the SEC but has not yet become effective. Such securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. ValueClick also filed today with the SEC a Schedule TO with respect to the exchange offer. Fastclick also filed today with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 with respect to the exchange offer. This press release shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offer may only be made pursuant to the Prospectus and the accompanying Letter of Transmittal. ValueClick and Fastclick mailed today the Prospectus and related exchange offer materials, as well as the Schedule 14D-9, to Fastclick stockholders. FASTCLICK STOCKHOLDERS ARE URGED TO CAREFULLY READ THESE DOCUMENTS AND THE OTHER DOCUMENTS RELATING TO THE EXCHANGE OFFER BECAUSE THESE DOCUMENTS CONTAIN

IMPORTANT INFORMATION RELATING TO THE OFFER. You may obtain a free copy of these documents, and other annual, quarterly and special reports, proxy statements and other information filed with the SEC by ValueClick or Fastclick, at the SEC’s website at www.sec.gov.  A free copy of the exchange offer materials may also be obtained from ValueClick, Fastclick or D.F. King & Co., Inc., the Information Agent for the exchange offer, at (212) 269-5550 for banks and brokerage firms and (800) 488-8075 for all others.